civeo

Stay Well. Work Well.

Investor Presentation

May 2014

Forward Looking Statements

We include the following cautionary statement to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by us, or on our behalf. The factors identified in this cautionary statement are important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by us, or on our behalf. You can typically identify forward-looking statements by the use of forward-looking words such as "may," "will," "could," "project," "believe," "anticipate," "expect," "estimate," "potential," "plan," "forecast," and other similar words. Forward-looking statements may include statements regarding our ability to complete the proposed accommodations spin-off transaction, the effect of the proposed accommodations spin-off transaction on our business and financial results, our future financial position, budgets, capital expenditures, projected costs, plans and objectives of management for future operations and possible future acquisitions. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that, while we believe such assumptions or bases to be reasonable and make them in good faith, assumed facts or bases almost always vary from actual results. The differences between assumed facts or bases and actual results can be material, depending upon the circumstances. Where, in any forward-looking statement, we, or our management, express an expectation or belief as to the future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Taking this into account, the following are identified as important factors that could cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, our company: the level of demand for and supply of oil and gas, fluctuations in the current and future prices of oil and gas, the level of activity and developments in the Canadian oil sands, the level of drilling activity, the level of mining activity in Australia and demand for coal from Australia, general economic conditions, our ability to find and retain skilled personnel, the availability of capital, and the other factors discussed within the "Risk Factors" section of the amended Registration Statement on Form 10 filed by Civeo with the SEC on May 7, 2014. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.

Civeo's Management Team

- **Bradley J. Dodson: President and Chief Executive Officer ***

  Bradley has held several executive positions with Oil States since joining in March 2001, most recently as Senior Vice President, Chief Financial Officer and Treasurer from April 2010 to December 2013 and Vice President, Chief Financial Officer and Treasurer from May 2006 to April 2010. From June 1998 to March 2001, he served in several positions for SCF Partners, a private equity firm specializing in oilfield service investments. From July 1996 to June 1998, Bradley worked in the mergers and acquisitions group of Merrill Lynch & Co. He holds a M.B.A. degree from the University of Texas at Austin and a B.A. degree in economics from Duke University.

- **Frank C. Steininger: Senior Vice President, Chief Financial Officer and Treasurer ***

  From August 1980 to March 2014, Frank worked for PricewaterhouseCoopers LLP, where he was admitted to the partnership in 1991. From 1997 to 2014, he was an Assurance Partner in PwC's Global Energy practice. Frank holds a B.S. degree in accounting from the University of Akron.

* Position upon completion of the spin-off

Company Overview & Highlights

Company Overview

- One of the largest integrated providers of permanent and temporary workforce accommodations, catering, facility management and logistics services
- Historically a division of Oil States International (Ticker: OIS), being spun-off as separate, publicly traded company in May 2014 under ticker "CVEO"
- Serves the natural resources industry in some of the world's most active oil, coal, natural gas and iron ore producing regions, including:
  - Canada (over 12,900 rooms)
  - Australia (over 9,000 rooms)
  - United States (over 750 rooms)
- Demand for accommodations services largely driven by (1) construction and development of natural resource projects and (2) operations of producing projects and mines
- Strong EBITDA and operating margins relative to peers with attractive returns on capital



Revenue (FY 2013)



U.S.
7%
Australia
25%
Canada
68%

$1.0 billion

EBITDA (FY 2013)



U.S.
4%
Australia
33%
Canada
63%

$429.0 million

Key Investment Highlights

Differentiated Business Model

- "Develop, Own, Operate" model provides integrated solution to customers' workforce needs
- Unique land banking strategy creates early mover advantage
- Design and manufacturing capability increases speed to market
- Significant experience and expertise in accommodation design and customer service
- **Greater opportunity to capture new markets and opportunities**

Revenue Visibility

- Accommodations business supports long-term projects in secular growth markets
- Blue chip customer base with projects that typically have 30-40 years of expected production
- Contractual commitments with customers that often range from two to five years provide revenue and cash flow visibility
- **Mitigating short term commodity price exposure to our business and credit risk of our customers**

Disciplined Growth

- Capital discipline based on returns-focused investment and flexible financial structure
- Planning and development model which allows for scalable investment
- Actively pursue accretive acquisitions that enhance scale and support market entry
- Pursue growth in new segments and geographies
- **Contract initial cash flows with option to expand returns**
- **Critical mass to address larger growth opportunities**

Operations Overview

"Develop, Own, Operate" Business Model

Land banking creates early-mover advantage and manufacturing facilitates speed to market

- Established a leadership position in providing a fully integrated service offering to customers
  - Identify and acquire sites through purchase or lease to gain early mover advantage in key areas
  - Arrange for necessary permits for development
  - Engineer, design, install and operate full service, scalable facilities
- Allows customers to focus efforts and resources on core development and production businesses
  - Customers benefit from efficient operations and consistent service delivery with greater cost and quality control
- **Customers value availability and price**
  - **Meet customer availability needs through land banking, design/manufacturing capability and installed base of existing rooms**
  - **Integrated approach and critical mass enhance our price competitiveness**
- **Creates better long term returns for our shareholders than a non-integrated approach**



Select Development Location
Management, Hospitality & Client Services
DEVELOP.
OWN.
OPERATE.
Securing Land
Site Construction
Engineering, Design & Approvals
Manufacturing

Accommodations Business Overview

Integrated Accommodations Provider

Differentiators



Land Banking
- Site identification
- Permitting / zoning
- Community / aboriginal relations
- **Faster to market, early mover advantage**



Manufacturing & Construction
- Design & engineering
- Modular manufacturing
- Site preparation & installation
- Project management
- **Speed to market**

Revenue Drivers



Lodges & Villages
- Oil Sands lodges
- Australian mining villages
- Permanent base camps
- Strategically located (clustered industry activity)



Mobile & Open Camps
- Modular camp facilities
- Rapid response capabilities
- Site preparation & installation

- **Able to address to life cycle of customers' projects**

Differentiators



Facility Management
- Catering services
- Housekeeping
- Reservation management
- Maintenance
- Water / wastewater treatment
- **Cost efficiencies**



Personnel Logistics
- Bus terminals
- Flight centers
- Hoteling
- **Additional value-added service**

Accommodations Business Overview

Primary revenue and earnings driver is lodge and village business

Lodges & Villages

- Lodges and villages are permanent structures supported by multi-year, take-or-pay contracts. Size range from 200 rooms to 5,000 rooms
- These facilities are designed to serve the long-term needs of customers in both development and operational phases
- Lodges and villages are located in areas of significant resource development

Mobile & Open Camps

- Major differentiator between lodges and open camps is the size of the facility
- Mobile camps are designed to follow customers and can be deployed rapidly
  - Used to support drilling crews as well as pipeline and seismic crews
  - Contracted on a short-term basis

2013 Revenue Contribution by Asset Type



Mobile and Open Camps 23%
Lodge / Village 77%

Historical Revenue by Asset Type



$865
$255
$610
2011
$1,109
$285
$824
2012
$1,041
$237
$804
2013
Lodge/Village Revenue
Mobile and Open Camp Revenue

Scalable Investment Flexibility

Synchronizing investment with demand

- Lodges and villages are located in areas with significant, long-term resource development
- Civeo deploys scalable facility design to match unique needs of customers
- Initial construction / investment typically supported by customer commitment

Wapasu Creek Lodge Example:

- Initial investment in 2006 with 589 rooms
- Expanded capacity to ~2,500 rooms over next three years with two anchor tenants
- Expanded to over 5,000 rooms with Imperial Oil Kearl contract, a subsidiary of ExxonMobil, in 2009



Land Banking Strategy Leads to Investment

Holistic D.O.O. business model facilitates market entry and market share

- Land banking strategy often provides early mover advantage in new regions
- Currently have 11 sites land banked and fully permitted, providing growth potential of over 15,000 potential rooms

McClelland Lake Lodge Example:

- Began land banking process in 2010 with site acquisition through provincial lease in 2013
- Internal design and manufacturing capability allowed Civeo to meet customer timeline
- Captured all of the third-party accommodations work with three-year contract



Illustrative Project Development Timeline

Property Identification	Site Acquisition and Permitting / Zoning	Engineering and Facility Construction
Approx. 2 – 4 months	Approx. 9 – 18 months	Approx. 6 – 18 months
▪ Identify regions of interest and research customer projects ▪ Assess site viability	▪ Lease or purchase land ▪ Business development team works with stakeholders to permit or zone land	▪ Detailed design and engineering of the planned site ▪ Full site development with facility, operating staff and completed grounds

Tour of Lodge Experience









Tour of Lodge Experience







Villages in Australia









Canadian Operations Overview

- Largest integrated accommodations provider in Canada
  - Primarily targeting Canadian Oil Sands in northern Alberta
- Serves the lifecycle of a customer's project by addressing initial and exploratory phases with mobile and contract camps and long-term production and operations phases with permanent lodges
- Canadian operations generated 68% of Civeo's revenue and 63% of EBITDA in 2013 – majority of earnings from lodges
- McClelland Lake Lodge most recent example of successful land banking execution
- Expected Canadian LNG development could support additional growth



Oil Sands Lodges
Plays of Interest
Athabasca Lodge (1,557)
Beaver River Executive Lodge (1,094)
McClelland Lake Lodge (1,561)[1]
Henday Lodge (1,698)
Wapasu Creek Lodge (5,174)
Lakeside Lodge (510)
Conklin Lodge (1,036)
Anzac Lodge (526)
LNG Developments
Peace River Oil Sands
Athbasca Oil Sands
Cold Lake Oil Sands
CANADA

(1) McClelland Lake Lodge expected to open summer 2014 and reach full initial capacity of 1,561 rooms in Q4 2014

Canadian Oil Sands Operating Environment

- Stable and strengthening macro environment around oil sands development
- Oil sands development outlook:
  - Key developers are expected to spend $23 billion in new build and expansion capex in 2014 or an 11% year-over-year increase
  - Expenditures projected to reach $30 billion in 2016
- Civeo supports a number of premier oil sands operators and their contractors
  - Imperial Oil, Suncor, Fluor Canada, Devon Canada, among others
  - Operators increasingly able to fund development from internal cash flow, increasing stability and consistency of oil sands expenditures

Canada oil sands areas



PEACE RIVER
Fort McMurray
ATHABASCA
COLD LAKE
CANADA
Alberta
USA

Expected Oil Sands Capital Expenditures



($ in billions)
$40
$30
$20
$10
$0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Maintenance Capital
Expansion / New Build Capital

Source: Government of Alberta, Wall Street Research

Canadian Lodges Overview

Lodges / Open Camps	Geography / Province	Extraction Technique	As of December 31, 2010	2011	2012	2013
Lodges:						
Wapasu	N. Athabasca	Mining	4,013	5,174	5,174	5,174
Henday	N. Athabasca	Mining / In-situ	- -	1,120	1,698	1,698
Athabasca	N. Athabasca	Mining	1,537	1,776	1,877	1,557
Beaver River	N. Athabasca	Mining	732	732	876	1,094
Conklin	S. Athabasca	Mining / In-situ	608	584	948	1,036
Anzac	S. Athabasca	In-situ	- -	- -	- -	526
Lakeside	N. Athabasca	Mining	510	510	510	510
McClelland Lake	N. Athabasca	Mining	- -	- -	- -	- -
		Total	7,400	9,896	11,083	11,595

Overview

- Over 75% of 2013 Canadian revenue was generated by the seven main lodges
- All lodges are located on provincial leases and generally start with an initial term of 10 years
- Contracted growth: Construction began on McClelland Lake Lodge in February 2014 with planned initial capacity of 1,561 rooms and the potential to reach 1,997 rooms

Australian Operations Overview

civeo

- Largest third party accommodations provider in Australia
  - Primarily centered around metallurgical coal mines
  - Exposure to other resources such as LNG, gold and iron ore
- Civeo entered the Australian market with its 2010 purchase of The MAC
- Australian operations generated 25% of Civeo's revenue and 33% of EBITDA in 2013; all earnings generated from villages
- Macro metallurgical coal environment likely to improve after period of soft prices and reduced investment



The MAC Villages
Plays of Interest
Darwin
Broome
Port Hedland
AUSTRALIA
Karratha Village (206)
Perth
Kambalda Village (236)
Mackay
Nebo Village (490)
Moranbah Village (1,240)
Coppabella Village (3,048)
Dysart Village (1,912)
Callope Village (300)
Middlemount Village (816)
Brisbane
Narrabri Village (502)
Boggabri Village (506)
Newcastle
Sydney

Australian Facilities Overview

Australian Villages	Resource Basin	Targeted Resource	As of December 31, 2010	2011	2012	2013
Coppabella	Bowen	Met Coal	1,654	2,556	2,912	3,048
Dysart	Bowen	Met Coal	1,249	1,491	1,912	1,912
Moranbah	Bowen	Met Coal	889	1,180	1,240	1,240
Middlemount	Bowen	Met Coal	690	816	816	816
Boggabri	Gunnedah	Met / Thermal Coal	- -	- -	- -	508
Narrabri	Gunnedah	Met / Thermal Coal	- -	242	502	502
Nebo	Bowen	Met Coal	490	490	490	490
Calliope	- -	LNG	- -	300	300	300
Kambalda	- -	Gold	238	238	238	238
Karratha	Pilbara	LNG, Iron Ore	- -	- -	208	208
		Total	5,210	7,313	8,618	9,262

Overview

- The five villages of Bowen Basin comprise over 80% of room capacity
- Calliope Village services infrastructure projects related to the LNG facilities under construction on Curtis Island
- Karratha Village in Western Australia services iron ore port expansions and LNG facilities operations
- Growth plan includes the expansion of current properties where there is durable long-term demand

Metallurgical Coal Operating Environment

civeo

- Primary driver of Australian business is metallurgical coal demand and growth in production in the Bowen Basin
- Recent period of decreased demand reduced metallurgical coal prices from over $200 per ton in 2012 to approximately $150 per ton at the end of 2013
- Longer-term pricing view projects metallurgical coal pricing at ~$175 per ton
- Increased metallurgical coal output is likely to be supplied by producers in the Bowen Basin
  - Basin produces some of the best hard coking coal in the world based on: quality, cost and proximity to largest end-markets



Canada
30Mt
U.S.
58Mt
Europe
57Mt
Russia
4Mt
China/Japan/Korea
108Mt
India
35Mt
Australia
145Mt
Other Supply
12Mt
Other Demand
62Mt
Supply (2012)
Demand (2012)
Trade Flows

Australia continues to dominate met coal trade flows with the US serving as a major swing supplier

Expected Demand for Seaborne Met Coal (Mt)



205
211
209
244
241
261
271
282
294
306
2007
2008
2009
2010
2011
2012
2013
2014E
2015E
2016E

Source: World Coal Association, Wall Street Research

Lodge and Village Capacity

civeo

Average Available Rooms in Oil Sands Lodges and Australian Villages



Organic room count
CAGR: ~18%
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14E
6,276 6,651 7,203 7,500 7,835 8,570 9,566 9,967 10,259 10,610 10,785 10,986 11,298 11,447 11,610 11,811 12,000
5,135 5,450 6,365 7,102 7,375 7,419 7,859 8,392 8,711 8,754 8,989 9,243 9,260
Available Oil Sands Lodge Rooms
Available Australian Village Rooms

Contract Overview

- Customers typically contract for accommodations services under take-or-pay contracts
- Typical contract structure
  - Terms most often range of up to two to five years
  - Occupied rate which includes room, meals and ancillary services
  - Unoccupied rate
  - Minimum occupancy requirement
  - Annual contractual escalation provisions to cover increases in labor and consumables costs over the contract term
- Majority of contracts have termination provisions but customers incur a material termination fee
- **At end of original contracts**
  - **Incumbency advantage**
  - **Serving other customers in region**

Year	Contracted Room Expiration
2014	5,509
2015	6,773
2016	1,131
2017	1,898
2018	569
Thereafter	1,738
Total	**17,618**

Note: Contracted rooms relate to lodges and villages only



Resilience to Commodity Prices
Commodity Prices Indexed to 100
240
200
160
120
80
40
65%
55%
45%
35%
25%
15%
EBITDA Margins
2007
2008
2009
2010
2011
2012
2013
Oil Price
Coal Price
EBITDA Margins

How Does Civeo Compare to Other Sectors?

civeo

Business Model Comparison

	CIVEO	HOTEL LODGING	MULTI-FAM HOUSING	FACILITIES CATERING
Tenants, Credit Quality & Asset Location	Few ✓✓✓ Canada, Aus, US	Many ✓✓ US	Many ✓✓ US	Few ✓✓✓ Global
Contract Duration	✓✓✓	✓	✓✓	✓✓✓
Operating Leverage	✓✓✓	✓✓✓	✓✓	✓
Capital Intensity	✓✓	✓✓✓	✓✓✓	✓
Drivers of Business Cycles	Global Commodities	GDP Growth, Business Travel	GDP Growth, Housing Market	Outsourcing, GDP Growth

Customer Overview

civeo

Large customer projects, customers' long-term view of commodities, low credit risk
Substantial partner to allow customers to focus on their core business

- Civeo's integrated business model allows customers to focus efforts and resources on core development and production businesses
- Civeo services some of the largest and most active companies in the natural resources sector
  - Number of multi-national, blue chip companies
  - Largest customers in 2013 were Imperial Oil and BHP Billiton Mitsubishi Alliance
- Civeo has a strong track record of meeting deadlines and delivering a high level of service to customers
- Customers generally take long-term view of commodity prices and spending, mitigating short term price volatility risk

North America

Esso Imperial Oil
FLUOR
Syncrude
ConocoPhillips
devon
WorleyParsons resources & energy
GS E&C
Louisbourg Pipelines
KKD Oil Sands Partnership
BANTREL Leading with Energy
eog resources

Australia

bhpbilliton
VALE
WHITEHAVEN COAL
Peabody ENERGY
ANGLO COAL

Mobile and Open Camp Asset Overview

- Open camps are generally smaller facilities that provide a level of amenity similar to that of the larger lodges
- Typically utilized by customers for exploratory, seasonal or short-term projects, including drilling, completion and pipeline projects
  - Customer contracts tend to be shorter in nature (6 to 18 months)
  - The mobile fleet can be quickly configured to serve short to medium-term needs
  - Scalable to support 200 to 800 people in a single location
- Open camps may transition to lodges or will be relocated depending on activity levels
- Mobile fleet assets keep pace with unconventional oil and gas development
- Serving North American unconventional oil and gas plays: U.S. and Canadian Bakken, BC natural gas, Rockies, South and West Texas



Open Camps
Mobile Fleet
Plays of Interest
Horn River
Geetla (81)
Montney
Red Earth (114)
Peace River Oil Sands
Athabasca Oil Sands
Mariana Lake (486)
Cold Lake Oil Sands
Cardium
Bakken
Redvers (102)
Boundary (346)
Waskada (196)
Killdeer (126)
Stanley House (199)
Dickinson, ND
Jonah
Casper, WY
Cheyenne, WY
Niobrara
Vernal, UT
Piceance
Grand Junction, CO
Marcellus
NORTH AMERICA
Permian
West Permian (166)
Eagle Ford
Three Rivers (274)

Open Camp and Mobile Asset Overview

Open Camps	Location	As of December 31, 2010	2011	2012	2013
Canadian Open Camps:					
Mariana Lakes	Alberta	247	478	478	486
Boundary	Saskatchewan	- -	- -	- -	346
Waskada	Manitoba	196	196	196	196
Red Earth	Alberta	- -	- -	92	114
Redvers	Saskatchewan	77	77	102	102
Geetla	British Columbia	139	136	135	81
	Total	659	887	1,003	1,325
U.S. Open Camps:					
Three Rivers	Texas	- -	- -	106	274
Stanley	North Dakota	147	199	199	199
West Permian	Texas	- -	- -	- -	166
Killdeer	North Dakota	- -	- -	- -	126
	Total	147	199	305	765



U.S. Operating Environment

- U.S. operations driven by drilling and completion activity of oil and natural gas wells
- Domestic shale boom put the U.S. on an oil production growth trajectory not seen for decades, with 2012 and 2013 the two largest years of crude oil growth in history
  - U.S. oil production has increased by >50% since its 2008 low
- Production likely to continue growing at a rapid pace, with 700-950 Mbopd in annual production adds through 2016
- Expect U.S. oil production to reach 11 MMbopd in 2018, versus current production of around 8 MMbopd
  - U.S. projected to become the world's largest oil producer in late 2016
- The largest contributors to U.S. crude oil growth are the Bakken, Eagle Ford and Permian (our geographic focus areas)


Alberta Bakken
Bakken/Three Forks
Rockies Horz Oil
D-J: Niobrara
Uinta Basin
Monterey Shale
D-J Basin
Paradox Basin
Cana-Woodford Shale
Granite Wash
Permian Basin
Delaware Basin
Central Basin Platform
Midland Basin
Mississippian
Arkoma-Woodford Shale
Fayetteville Shale
Scoop
Haynesville Shale
Barnett Shale
Tuscaloosa Marine Shale
Eagleford Shale
Antrim Shale
Utica Shale
Marcellus Shale
New Albany Shale
Huron Shale
Hydrocarbon Type
GAS
NGL
OIL


U.S. Crude Oil Production (Mbopd)
12,000
10,000
8,000
6,000
4,000
2,000
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Source: Wall Street Research

Outlook and Strategic Growth Priorities

Outlook:

- Announced McClelland Lake Lodge (eighth lodge in Canada) with three-year contract in February. Expect rooms to be operation in summer of 2014 with initial capacity of 1,561 rooms by year end 2014
- Consistent occupancy in Canada with continued, organic growth opportunities
- Expecting Australian occupancy to stabilize in 3Q14
- US results activity expected to improve in 3Q14
- OIS accommodations segment results: (1)
  - 1Q14 revenues of $253 million and EBITDA of $96 million
  - 2Q14 guidance: revenues of $210 - $215 million with an EBITDA margin of 33-34%

Strategic Growth Priorities:

- Continue to pursue room growth
  - In-situ oil sands region of Canada
  - Assessing Canadian west coast LNG market
- Pursue acquisitions in core markets as well as new markets
- After the spin-off, we expect to assess our structural alternatives, including potential for REIT election
- Evaluate new markets and geographies

(1) Results and guidance exclude public company costs, transaction costs and standalone financial statement adjustments, including, but not limited to carve-out adjustments.

Key Investment Highlights

Differentiated Business Model

- "Develop, Own, Operate" model provides integrated solution to customers' workforce needs
- Unique land banking strategy creates early mover advantage
- Design and manufacturing capability increases speed to market
- Significant experience and expertise in accommodation design and customer service
- **Greater opportunity to capture new markets and opportunities**

Revenue Visibility

- Accommodations business supports long-term projects in secular growth markets
- Blue chip customer base with projects that typically have 30-40 years of expected production
- Contractual commitments with customers that often range from two to five years provide revenue and cash flow visibility
- **Mitigating short term commodity price exposure to our business and credit risk of our customers**

Disciplined Growth

- Capital discipline based on returns-focused investment and flexible financial structure
- Planning and development model which allows for scalable investment
- Actively pursue accretive acquisitions that enhance scale and support market entry
- Pursue growth in new segments and geographies
- **Contract initial cash flows with option to expand returns**
- **Critical mass to address larger growth opportunities**

Financial Review

Summary Historical Revenue and EBITDA

US dollars in millions

civeo

Revenue [1]


$314
$313
$427
$481
$538
$865
$1,109
$1,041
2006
2007
2008
2009
2010
2011
2012
2013

EBITDA and Margin [1]


29%
$93
35%
$109
$155
36%
$177
37%
$186
35%
$354
41%
$494
45%
$429
41%
2006
2007
2008
2009
2010
2011
2012
2013

Note: Results for 2006–2009 represent the results for the Accommodations Segment of Oil States and are not audited.
(1) The Company acquired the Australian business on December 30, 2010. The 2006–2010 results do not include the Australian business.

Historical Financial Performance By Region

Historical Financials


Revenue
Revenues (USD in million)
$1,150
$850
$550
$250
-$50
2010
2011
2012
2013
Canada
Australia
USA
Other


Operating Income
Operating Income (USD in million)
$400
$250
$100
-$50
2010
2011
2012
2013
Canada
Australia
USA
Other


RevPar by Region
RevPar (Rev per room per night)
$160
$140
$120
$100
$80
$60
$40
$20
$0
2010
2011
2012
2013
Australia
Canada
Total

Note: The Company acquired the Australian business on December 30, 2010.

Cash Flow, Capex and Returns



Historical Cash Flow And Capex
(USD in million)
$500
$400
$300
$200
$100
$0
$136
$107
$283
$349
$433
$314
$337
$292
2010
2011
2012
2013
Operating Cash Flow
CAPEX



Capex by Region
Capex (USD in million)
$400
$350
$300
$250
$200
$150
$100
$50
$0
2010
2011
2012
2013
Canada
Australia
USA
Other



Return on Equity
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
10%
15%
17%
11%
2010
2011
2012
2013

Note: The Company acquired the Australian business on December 30, 2010.

Historical Financial Results

US dollars in millions

	Year ended December 31,		
	2011	2012	2013
Revenues	$864.7	$1,108.9	$1,041.1
Gross Profit	$408.3	$625.7	$529.6
%	47.2%	56.4%	50.9%
EBITDA	$354.3	$494.2	$429.0
%	41.0%	44.6%	41.2%
Net income	$168.5	$244.7	$181.9
Pro Forma Diluted EPS			$1.71
Pro Forma Diluted Shares O/S			110.3

Historical Revenue Build-up and Operating Statistics

($ in millions except operating statistics & exchange rates)	Twelve Months Ended December 31, 2011	2012	2013
Lodge/Village Revenue [1]			
Canada	$413	$550	$549
Australia	196	274	256
Total Lodge/Village Revenue	$610	$824	$804
Mobile and Open Camp Revenue			
Canada	$167	$167	$162
Australia	1	3	–
United States	88	116	75
Total Mobile and Open Camp Revenue	$255	$285	$237
Total Revenue	**$865**	**$1,109**	**$1,041**
Average Available Lodge/Village Rooms [2]			
Canada	8,985	10,660	11,541
Australia	6,012	7,761	8,925
Total Lodge/Village Rooms	14,997	18,421	20,466
RevPAR			
Canada	$126	$141	$130
Australia	90	97	78
Total RevPAR	$112	$123	$108
Occupancy in Lodges and Villages [3]			
Canada	81%	93%	92%
Australia	96%	93%	83%
Total Occupancy	88%	93%	87%
Average Exchange Rate			
Canadian dollar to US dollar	$1.0117	$1.0006	$0.9711
Australian dollar to US dollar	1.0324	1.0359	0.9650

(1) Includes revenue related to rooms as well as all fees associated with catering, laundry and other services including facilities management
(2) Average available rooms include rooms that are utilized for our personnel
(3) Occupancy represents total billed days divided by rentable days. Rentable days excludes staff rooms and out of service rooms

Transaction Overview

Sources & Uses of Funds and Pro Forma Capitalization

US dollars in millions

Sources	
Proceeds from U.S. Term Loan	$775.0
Total Sources	$775.0

Uses	
Distribution to Oil States	$750.0
Fees and Expenses	$10.0
Cash	$15.0
Total Uses	$775.0

	As of December 31, 2013		
	Historical	Adjustments	Pro Forma
Cash	$224.1	$15.0	$239.1
Long-term Debt to Oil States	335.2	(335.2)	--
U.S. Revolver	--		--
Canadian Revolver	--		--
Australian Revolver	--		--
U.S. Term Loan	--	775.0	775.0
Total Debt	**$335.2**		**$775.0**
Total Stockholders' Equity (1)	1,592.7	(419.0)	1,173.7
Total Book Capitalization	**$1,927.9**		**$1,948.7**
LTM EBITDA (2013 Actual)	$429.0		$429.0
Total Debt / EBITDA	0.8x		1.8x
Net Debt / EBITDA	0.3x		1.2x
Total Debt / Total Capitalization	17%		40%

(1) Includes noncontrolling interest of $1.7 million

Capital Allocation / Financial Structure

civeo

- Near term expansionary capital expenditures
  - Initial construction of McClelland Lake Lodge with 1,561 rooms in 2H14
  - Pursuing additional organic growth in Canada in the in-situ and LNG markets
  - Capex forecast for the full year of 2014 of $325 million to $375 million
  - Maintenance capex is estimated to be $50 million to $60 million per year
  - Capex forecast includes unannounced projects, the spending for which will be contingent on securing customer contracts
- Syndicated bank credit facility totaling $1.425 billion
  - $775.0 million five-year term loan
  - $650.0 million five-year revolving credit facilities with availability of $450.0 million in the US, $100.0 million in Canada and $100.0 million in Australia
  - Revolving credit facilities will be initially undrawn at the spin-off
- Cash dividend policy of $0.13 per share per quarter, or $0.52 annually, beginning in 3Q14. Dividend is based on announced two share distribution for each OIS share
- Initial leverage ratio of 1.8 times and approximately $915 million of liquidity, providing additional leverage capacity to fund growth
- Expect effective tax rate to be approximately 24-25%
- Civeo Board will assess REIT election subsequent to the spin-off

Transaction Timing

- OIS board of directors approved the spin transaction on May 5, 2014
  - Set the record date of May 21, 2014 for the distribution of Civeo common stock to OIS stockholders
  - Shareholders of record will receive two shares of Civeo for each share of OIS
  - Distribution date of May 30, 2014 for the distribution of the Civeo common stock
  - Confirmed cash distribution of $750.0 million from Civeo to OIS in connection with the spin-off
- Filed the fifth amendment to the Registration Statement on Form 10 on May 7, 2014
- SEC declared the Registration Statement effective on May 8, 2014
- On or about May 19, 2014, Civeo common stock is expected to begin trading on a "when-issued" basis on the NYSE under the ticker symbol, "CVEO WI" (when-issued)
- Week of May 26th
  - Close the Civeo credit agreement and fund the $775.0 million term loan
  - Make the $750.0 million cash distribution to OIS
  - Complete the distribution of Civeo shares to OIS stockholders
- On June 2, 2014, Civeo common stock is expected to begin trading "regular way" on the NYSE under the symbol "CVEO"

Appendix

EBITDA Reconciliation

US dollars in millions

The term EBITDA consists of net income plus interest, taxes, depreciation and amortization. EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be considered in isolation from or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity. Additionally, EBITDA may not be comparable to other similarly titled measures of other companies. The Company has included EBITDA as a supplemental disclosure because its management believes that EBITDA provides useful information regarding our ability to service debt and to fund capital expenditures and provides investors a helpful measure for comparing its operating performance with the performance of other companies that have different financing and capital structures or tax rates. The Company uses EBITDA to compare and to monitor the performance of its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its annual incentive compensation plan. The following table sets forth a reconciliation of EBITDA to net income, which is the most directly comparable measure of financial performance calculated under generally accepted accounting principles.

	Year ended December 31,		
	2011	2012	2013
Net income	$168.5	$244.7	$181.9
Plus: Interest expense, net	20.0	26.2	22.6
Plus: Depreciation and amortization	110.7	139.0	167.2
Plus: Tax provision	55.1	84.3	56.1
Plus: Loss on extinguishment of debt	0.0	0.0	1.2
EBITDA, as defined	$354.3	$494.2	$429.0